UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K
                                CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 20, 2005
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

            1850 Ramtron Drive, Colorado Springs, Colorado 80921
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 26, 2005, Ramtron International Corporation (the "Company") announced the divestiture of its Mushkin subsidiary, which comprised Ramtron's DRAM segment, and which was approved by the Ramtron board of directors on July 20, 2005. On July 26, 2005, the Company executed an agreement with Mushkin's current general manager to sell its Mushkin subsidiary to Mushkin's current general manager for consideration of approximately $1.8 million. The consideration provided in the sale includes, among other things, Mushkin's current accounts receivable and cash balances. The sale closed today, July 26, 2005.

In connection with the sale, the Company plans to take a goodwill and long-lived assets impairment charge and an inventory provision charge totaling approximately $4.0 million during the second quarter, of which $3.8 million is expected to be non-cash.

The Company issued a press release on July 26, 2005 announcing the divestiture of its Mushkin subsidiary. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Information concerning the Company's completion of disposition of assets is set forth in ITEM 1.01, which information is incorporated herein by reference.

ITEM 2.05 - COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Information concerning the Company's costs associated with disposal activities is set forth in ITEM 1.01, which information is incorporated herein by reference.

ITEM 2.06 - MATERIAL IMPAIRMENTS

Information concerning the Company's material impairment is set forth in
ITEM 1.01, which information is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS:

     (b)  Pro-Forma Financial Information

          99.2  Unaudited Pro Forma Financial Statements, including:

                Consolidated Statements of Operations for the year
                   ended December 31, 2004
                Consolidated Statements of Operations for the three
                   months ended March 31, 2005
                Consolidated Balance Sheet as of March 31, 2005

     (c)  Exhibits:

          99.1   Press Release dated July 26, 2005.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
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                                              Eric A. Balzer
                                              Chief Financial Officer
                                             (Principal Accounting Officer)

Dated July 26, 2005

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